UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on October 1, 2015, Beacon Roofing Supply, Inc., a Delaware corporation (“Beacon”), completed its acquisition (the “RSG Acquisition”) of Roofing Supply Group, LLC (“RSG”), pursuant to that certain Agreement and Plan of Merger, dated as of July 27, 2015, by and among Beacon, two wholly owned subsidiaries of Beacon and CDRR Investors, Inc., a Delaware corporation and indirect parent of RSG (“RSG Parent”). The purpose of this Current Report on Form 8-K is to file the following RSG Parent historical consolidated financial statements and unaudited pro forma combined financial information to comply with the requirements of Rules 3-10(g) and 3-05 of Regulation S-X:

(i)	Audited consolidated financial statements of RSG Parent as of and for the year ended December 31, 2014 and the related audit opinion in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards issued by Ernst & Young LLP, filed herewith as Exhibit 99.1 and incorporated herein by reference;

(ii)	Unaudited consolidated interim financial statements of RSG Parent as of and for the nine months ended September 30, 2015, filed herewith as Exhibit 99.2 and incorporated herein by reference; and

(iii)	Unaudited pro forma condensed combined financial information of Beacon as of and for the fiscal year ended September 30, 2015, giving pro forma effect to the RSG Acquisition and related financing transactions, filed herewith as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information is for illustrative purposes only and is not necessarily indicative of what Beacon’s financial condition or results of operations would have been had the RSG Acquisition and related financing transactions been completed on the dates indicated therein and does not purport to project Beacon’s future financial condition and results of operations following the consummation of the RSG Acquisition and related financing transactions. We therefore caution you not to place undue reliance on the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information does not reflect any cost savings or associated costs to achieve such savings from operating efficiencies, synergies or other restructuring that may result from the RSG Acquisition and related financing transactions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to CDRR Investors, Inc. for the year ended December 31, 2014.

99.1	Audited consolidated financial statements of CDRR Investors, Inc. as of and for the year ended December 31, 2014 and the related audit opinion in accordance with PCAOB standards issued by Ernst & Young LLP.

99.2	Unaudited consolidated interim financial statements of CDRR Investors, Inc. as of and for the nine months ended September 30, 2015.

99.3	Unaudited pro forma condensed combined financial information of Beacon Roofing Supply, Inc. as of and for the fiscal year ended September 30, 2015, giving pro forma effect to the RSG Acquisition and related financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Joseph M. Nowicki
	Name:	Joseph M. Nowicki
	Title:	Executive Vice President and CFO

Date: February 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to CDRR Investors, Inc. for the year ended December 31, 2014.

99.1	Audited consolidated financial statements of CDRR Investors, Inc. as of and for the year ended December 31, 2014 and the related audit opinion in accordance with PCAOB standards issued by Ernst & Young LLP.

99.2	Unaudited consolidated interim financial statements of CDRR Investors, Inc. as of and for the nine months ended September 30, 2015.

99.3	Unaudited pro forma condensed combined financial information of Beacon Roofing Supply, Inc. as of and for the fiscal year ended September 30, 2015, giving pro forma effect to the RSG Acquisition and related financing transactions.